[Logo] M F S(R)                                                Semiannual Report
INVESTMENT MANAGEMENT                                              June 30, 1998



--------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES
A Series of MFS(R) Variable Insurance Trust(SM)
--------------------------------------------------------------------------------



                               [Graphic Omitted]

MFS(R) UTILITIES SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and Director,    500 Boylston Street
MFS(R) Investment Management(SM)                    Boston, MA 02116-3741

                                                    DISTRIBUTOR
Nelson J. Darling, Jr.                              MFS Fund Distributors, Inc.
Professional Trustee                                500 Boylston Street
                                                    Boston, MA 02116-3741
William R. Gutow
Vice Chairman,                                      SHAREHOLDER SERVICE CENTER
Capitol Entertainment Management Company;           MFS Service Center, Inc.
Real Estate Consultant                              P.O. Box 2281
                                                    Boston, MA 02107-9906
PORTFOLIO MANAGER
Maura A. Shaughnessy*                               For additional information,
                                                    contact your financial adviser.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                  CUSTODIAN
                                                    State Street Bank and Trust Company
TREASURER
W. Thomas London*                                   WORLD WIDE WEB
                                                    www.mfs.com
ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser


-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about 29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

We believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS(R) Investment Management(SM)

    July 13, 1998

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:

For the six months ended June 30, 1998, the Series provided a total return of 11.57% (including the reinvestment of any distributions). This compares to a 6.90% return for the Standard & Poor's Utility Index (the Utility Index), an unmanaged, market-value-weighted, total return index of all utility stocks in the Standard & Poor's 500 Composite Index (the S&P 500). For the same period, the S&P 500, a popular unmanaged index of common stock total return performance, returned 17.71%.

This is a flexibly managed portfolio that seeks great investment ideas around the world. The Series seeks to attain its goals of capital appreciation and current income by blending stock and bond investments. We invest at least 65% of our assets in utility companies, and up to 35% of assets can be invested in foreign utilities. The portfolio is typically allocated 80% to stocks and 20% to bonds and convertible securities, which has allowed it to achieve solid capital appreciation and a steady income stream.

The strength of our research has been a key factor in the long-term success of this portfolio. By gaining a real understanding of companies' fundamental strengths, the abilities of their management teams, and the regulatory environment in which utility companies operate, we believe we can pick stocks that offer the greatest prospects for growth anywhere in the world. It's important to stress that we don't buy securities on a sector-weighting or regional-allocation basis. We buy individual companies that meet the portfolio's criteria. As long as a company's regulatory environment and fundamental outlook are sound, and we have faith in its management team, we are willing to buy. For example, Chilectra, a Chilean electric power provider, is a well-run company that has taken advantage of Chile's very rational industrial regulations to grow a successful business. Now Chilectra is investing in distribution businesses in Argentina, Peru, Brazil, and Colombia. We expect that Chilectra's management strength and business model will help make these other operations successful as well.

Another attractive stock in our portfolio is CalEnergy, an independent power provider based in the United States. This is a great company that is making inroads in both emerging markets like the Philippines, where it serves as a power generator, and in developed markets such as the United States, the United Kingdom, and Australia, where it provides both power generation and power distribution services. We feel the stock represents a good value now and may be a good partner for a bigger player in the industry.

Because the U.S. gas and electric industries are fairly mature, there is ample room for cost savings through consolidation in many companies. This could result in cleaner balance sheets and corresponding boosts in earnings growth and valuations. Though we feel this would make good economic sense, the realization of the scenario is hindered by the domestic regulatory environment, which makes consolidation difficult. The Public Utility Holding Company Act is a roadblock to consolidation and, until and unless it is repealed, it's unlikely that there will be much more activity. If the regulations change, we anticipate a flurry of activity that would be beneficial to individual stocks.

In the telecommunications industry, a company's ability to handle data -- including Internet, fax, and wide-area network traffic -- is the key differentiator in its ability to compete in the future. In fact, in some parts of California, electronic data traffic already exceeds traditional telephone transmissions, and the volume of fax communications there is greater than that of telephone communications between the United States and Europe. The greatest opportunities for telecommunications companies lie in bundling Internet and other enhanced services with phone service as a means of broadening their offerings to customers, enhancing their sales opportunities, and creating the perception of leadership.

Merger activity in the sector has been heavy and has aided stock performance. The WorldCom and MCI union is one of the more prominent among these, and WorldCom continues to be one of the biggest positions in the portfolio. We feel that the merger will create the best-positioned large-cap telecommunications company in the world. Both companies grew up with a highly entrepreneurial attitude that they've used to successfully compete with monopolies in the United States. They are now exporting that attitude and business model and are finding success competing against the big telecommunications companies of Europe.

    Respectfully,

/s/ Maura Shaughnessy

    Maura Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PORTFOLIO MANAGER'S PROFILE

Maura A. Shaughnessy is a Senior Vice President of MFS(R) Investment Management(SM) and is portfolio manager of MFS(R) Utilities Fund, MFS(R) Utilities Series, part of MFS(R) Variable Insurance Trust(SM), and the Utilities Series offered through MFS(R)/Sun Life annuity products. She is also a member of the portfolio management team of MFS(R) Total Return Fund.

Ms. Shaughnessy joined MFS in 1991 as an equity analyst and was promoted to Vice President in 1992 and Senior Vice President in 1998. A graduate of Colby College and the Amos Tuck School of Business at Dartmouth College, she is a Chartered Financial Analyst.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus for the product being offered. Please read it carefully before investing or sending money.

SERIES FACTS

Objective:                     Seeks capital growth and current income
                               (income above that available from a portfolio invested entirely in equity securities).

Commencement of
investment operations:         January 3, 1995

Size:                          $52.7 million net assets as of June 30, 1998

PERFORMANCE SUMMARY

Because the Series is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1998

                             6 Months      1 Year       3 Years   10 Years/Life*
-------------------------------------------------------------------------------
Cumulative Total Return       +11.57%     +31.61%      +107.12%        +133.37%
-------------------------------------------------------------------------------
Average Annual Total Return      --       +31.61%      + 27.47%        + 27.48%
-------------------------------------------------------------------------------
*For the period from the commencement of the Series' investment operations, January 3, 1995, through June 30, 1998.

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

The Series may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1998
Stocks - 80.0%
------------------------------------------------------------------------------------------------------
Issuer                                                                    Shares                 Value
------------------------------------------------------------------------------------------------------
U.S. Stocks - 60.2%
  Conglomerates - 1.1%
    Eastern Enterprises                                                   13,500          $    578,813
------------------------------------------------------------------------------------------------------
  Oils - 0.5%
    Enron Oil & Gas Co.                                                   13,900          $    281,475
------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 6.3%
    Beacon Capital Partners, Inc.*##                                      16,700          $    334,000
    Camden Property Trust                                                 12,500               371,875
    Carramerica Realty Corp.                                              10,500               297,937
    CBL & Associates Properties, Inc.                                      4,500               109,125
    Highwood Properties, Inc.                                              9,000               290,812
    Hospitality Properties Trust                                           3,700               118,863
    Kilroy Realty Corp.                                                    9,300               232,500
    Mack California Realty Corp.                                           2,400                82,500
    National Health Investors, Inc.                                        3,550               117,594
    Patriot American Hospitality, Inc.                                    11,100               265,706
    Prime Group Realty Trust                                               5,400                92,475
    SL Green Realty Corp.                                                 18,300               411,750
    Starwood Lodging Trust                                                 5,300               256,056
    Storage Trust Realty                                                   6,700               156,613
    TriNet Corporate Realty Trust, Inc.                                    6,000               204,000
                                                                                          ------------
                                                                                          $  3,341,806
------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.3%
    MCN Energy Group, Inc.                                                 6,300          $    156,713
------------------------------------------------------------------------------------------------------
  Telecommunications - 10.5%
    Allegiance Telecom, Inc.*                                              2,200          $     33,000
    Alltel Corp.                                                           8,200               381,300
    Cellular Communications International*                                 7,800               389,025
    Century Telephone Enterprises, Inc.                                    9,600               440,400
    Cincinnati Bell, Inc.                                                 12,500               357,812
    Global TeleSystems Group, Inc.*                                       11,000               536,250
    Hyperion Telecommunications, Inc., "A"*                                  300                 4,706
    Intermedia Communications, Inc.*                                       6,600               276,788
    IXC Communications, Inc.*                                             11,700               567,450
    MCI Communications Corp.                                               5,300               308,063
    Nextlink Communications, Inc., "A"*                                    9,300               352,237
    Qwest Communications International, Inc.*                             17,159               598,420
    WorldCom, Inc.*                                                       25,970             1,257,922
                                                                                          ------------
                                                                                          $  5,503,373
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 23.3%
    AES Corp.*                                                             9,200          $    483,575
    Atmos Energy Corp.                                                    14,900               454,450
    Baltimore Gas & Electric Co.                                           6,600               205,013
    CalEnergy Co., Inc.*                                                  35,500             1,067,219
    Carolina Power & Light Co.                                            16,900               733,037
    Cinergy Corp.                                                         17,500               612,500
    CMS Energy Corp.                                                       8,400               206,850
    CMS Energy Corp., "G"                                                 15,300               673,200
    El Paso Electric Co.*                                                 31,600               290,325
    Florida Progress Corp.                                                13,300               546,963
    GPU, Inc.                                                             13,300               502,906
    Illinova Corp.                                                        19,400               582,000
    LG & E Energy Corp.                                                    4,800               129,900
    New Century Energies, Inc.                                            13,500               613,406
    Niagara Mohawk Power Corp.*                                           19,800               295,763
    Nipsco Industries, Inc.                                               22,900               641,200
    Peco Energy Co.                                                       11,800               344,413
    Public Service Co. of New Mexico                                      16,700               378,881
    Public Service Enterprise Group                                       15,300               526,894
    Scana Corp.                                                           12,300               366,694
    Sempra Energy*                                                         3,700               102,675
    Sierra Pacific Resources                                              17,800               646,362
    Texas Utilities Co.                                                   24,300             1,011,487
    TNP Enterprises, Inc.                                                  9,800               302,575
    Unicom Corp.                                                          16,200               568,012
                                                                                          ------------
                                                                                          $ 12,286,300
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 13.6%
    Coastal Corp.                                                          7,700          $    537,556
    Columbia Gas System, Inc.                                             18,050             1,004,031
    Consolidated Natural Gas Co.                                           6,700               394,463
    Energen Corp.                                                          8,100               163,013
    Enron Corp.                                                           15,600               843,375
    KN Energy, Inc.                                                       25,800             1,398,037
    National Fuel Gas Co.                                                 19,300               840,756
    NICOR, Inc.                                                           14,600               585,825
    NUI Corp.                                                             17,800               452,788
    ONEOK, Inc.                                                            1,800                71,775
    Questar Corp.                                                         25,900               508,287
    Washington Gas Light Co.                                              13,600               363,800
                                                                                          ------------
                                                                                          $  7,163,706
------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 4.6%
    Ameritech Corp.                                                       10,100          $    453,237
    Bell Atlantic Corp.                                                   18,880               861,400
    GTE Corp.                                                             14,800               823,250
    SBC Communications, Inc.                                               7,616               304,640
                                                                                          ------------
                                                                                          $  2,442,527
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $ 31,754,713
------------------------------------------------------------------------------------------------------
Foreign Stocks - 19.8%
  Brazil - 4.3%
    CEMIG (Utilities - Electric)                                       4,575,000          $    142,412
    Companhia Electricas est Rio de Janeiro (Utilities -
      Electric)*                                                         639,400               315,139
    Companhia Paranaense de Energia, Preferred "B"
      (Utilities - Electric)                                          40,700,000               380,078
    Companhia Riogrand Telecomunicacoes (Utilities -
      Telephone)                                                         439,400               479,103
    Espirito Santo Centrais Eletricas S.A. (Utilities -
      Electric)                                                            1,100                64,678
    Espirito Santo Centrais Eletricas S.A., Preferred
      (Utilities - Electric)                                             119,700                91,082
    Telecomunicacoes Brasileiras S.A., ADR (Telecommunications)            5,600               611,450
    Telecomunicacoes Sao Paulo (Telecommunications)                      674,000               158,520
                                                                                          ------------
                                                                                          $  2,242,462
------------------------------------------------------------------------------------------------------
  Canada - 1.1%
    BCE, Inc. (Telecommunications)                                         8,400          $    358,575
    Bell Canada International, Inc. (Telecommunications)*                  9,000               210,375
                                                                                          ------------
                                                                                          $    568,950
------------------------------------------------------------------------------------------------------
  Chile - 1.2%
    Chilectra S.A., ADR (Utilities - Electric)                            20,800          $    445,120
    Empresa Nacional de Electricidad S.A., ADR (Utilities
      - Electric)                                                          9,500               205,438
                                                                                          ------------
                                                                                          $    650,558
------------------------------------------------------------------------------------------------------
  Finland - 0.1%
    Helsingin Puhelin Oyj (Telecommunications)                             1,500          $     69,706
------------------------------------------------------------------------------------------------------
  France - 0.4%
    Alcatel Alsthom Compagnie, ADR (Telecommunications)                    5,500          $    223,781
------------------------------------------------------------------------------------------------------
  Germany - 3.4%
    Mannesmann AG (Conglomerate)                                          12,350          $  1,268,157
    VEBA AG (Oil and Gas)                                                  6,250               419,838
    VEBA AG, ADR (Oil and Gas)                                             1,400                92,137
                                                                                          ------------
                                                                                          $  1,780,132
------------------------------------------------------------------------------------------------------
  Greece - 1.3%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                                27,666          $    708,988
------------------------------------------------------------------------------------------------------
  Hong Kong - 0.4%
    Hutchison Whampoa Ltd. (Conglomerate)                                 41,000          $    216,472
------------------------------------------------------------------------------------------------------
  Hungary - 0.4%
    Magyar Tavkozlesi Rt, ADR (Telecommunications)                         7,500          $    220,781
------------------------------------------------------------------------------------------------------
  Italy - 1.5%
    Telecom Italia S.p.A. (Telecommunications)*                           66,200          $    486,918
    Telecom Italia S.p.A. di Risp (Telecommunications)*                   61,100               295,540
                                                                                          ------------
                                                                                          $    782,458
------------------------------------------------------------------------------------------------------
  Peru - 0.1%
    Luz del Sur S.A. (Utilities - Electric)                               53,900          $     39,906
------------------------------------------------------------------------------------------------------
  Portugal - 2.6%
    Electricidade de Portugal (Utilities - Electric)                      27,400          $    636,286
    Portugal Telecom S.A. (Utilities - Telephone)                          1,200                63,534
    Portugal Telecom S.A., ADR (Utilities - Telephone)                     8,200               434,087
    Telecel - Comunicacaoes Pessoais S.A. (Telecommunications)*            1,300               230,599
                                                                                          ------------
                                                                                          $  1,364,506
------------------------------------------------------------------------------------------------------
  Spain - 2.3%
    Endesa S.A., ADR (Utilities - Electric)                                3,100          $     67,742
    Iberdrola S.A. (Utilities - Electric)                                 28,000               454,113
    Telefonica de Espana S.A., ADR (Telecommunications)                    3,145               437,352
    Union Electrica Fenosa S.A. (Utilities - Electric)                    17,700               227,692
                                                                                          ------------
                                                                                          $  1,186,899
------------------------------------------------------------------------------------------------------
  United Kingdom - 0.7%
    Cable & Wireless Communications PLC (Telecommunications)*             34,900          $    353,354
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $ 10,408,953
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $38,835,605)                                               $ 42,163,666
------------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 2.5%
------------------------------------------------------------------------------------------------------
Issuer                                                                    Shares                 Value
------------------------------------------------------------------------------------------------------
  Insurance - 0.6%
    Conseco, Inc., 7%                                                      6,600          $    300,960
------------------------------------------------------------------------------------------------------
  Telecommunications - 1.0%
    IXC Communications, Inc., 6.75%*                                      11,000          $    528,000
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.9%
    CalEnergy Capital Trust III, 6.5%*##                                   6,800          $    308,125
    CalEnergy Capital Trust III, 6.75%                                     3,800               172,188
                                                                                          ------------
                                                                                          $    480,313
------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost, $1,313,099)                           $  1,309,273
------------------------------------------------------------------------------------------------------
Bonds - 10.0%
------------------------------------------------------------------------------------------------------
                                                                Principal Amount
                                                                   (000 Omitted)
------------------------------------------------------------------------------------------------------
U.S. Bonds - 9.5%
  Banks and Credit Companies - 0.2%
    Beaver Valley Funding Corp., 9s, 2017                                $    75          $     85,766
------------------------------------------------------------------------------------------------------
  Conglomerates - 0.1%
    News America Holdings, Inc., 8.875s, 2023                            $    50          $     59,572
------------------------------------------------------------------------------------------------------
  Construction Services - 0.2%
    Georgia Pacific Corp., 9.5s, 2022                                    $   100          $    116,613
------------------------------------------------------------------------------------------------------
  Entertainment - 0.6%
    Circus Circus Enterprises, Inc., 6.45s, 2006                         $    50          $     47,022
    Hearst Argyle Television, Inc., 7.5s, 2027                               100               106,524
    Time Warner, Inc., 9.15s, 2023                                           120               151,291
                                                                                          ------------
                                                                                          $    304,837
------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.6%
    Goldman Sachs Group LP, 5.9s, 2003                                   $   150          $    148,020
    Salton Sea Funding Corp., 6.69s, 2000                                     47                47,206
    Salton Sea Funding Corp., 7.84s, 2010                                    100               108,841
                                                                                          ------------
                                                                                          $    304,067
------------------------------------------------------------------------------------------------------
  Forest and Paper Products
    Boise Cascade Co., 7.43s, 2005                                       $    15          $     15,358
------------------------------------------------------------------------------------------------------
  Industrial
    Owens Illinois, Inc., 7.35s, 2008                                    $     2          $      2,025
    Owens Illinois, Inc., 7.5s, 2010                                           2                 2,028
    Owens Illinois, Inc., 7.8s, 2018                                           2                 2,051
                                                                                          ------------
                                                                                          $      6,104
------------------------------------------------------------------------------------------------------
  Insurance - 0.3%
    NGC Corp. Capital Trust I, 8.316s, 2027                              $   145          $    171,283
------------------------------------------------------------------------------------------------------
  Oils - 0.5%
    Oryx Energy Co., 8.375s, 2004                                        $   100          $    107,813
    Sun Co., Inc., 9s, 2024                                                  150               294,172
                                                                                          ------------
                                                                                          $    294,172
------------------------------------------------------------------------------------------------------
  Telecommunications - 1.0%
    Cellular Communications International, 6s, 2005                      $   341          $    267,148
    Tele-Communications, Inc., 10.125s, 2001                                 125               138,641
    WorldCom, Inc., 8.875s, 2006                                             100               108,787
                                                                                          ------------
                                                                                          $    514,576
------------------------------------------------------------------------------------------------------
U.S. Government Agencies - 0.2%
  Federal National Mortgage Association - 0.2%
    FNMA, 6.5s, 2013                                                     $   108          $    108,755
------------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 2.6%
  Government National Mortgage Association - 0.7%
    GNMA, 7s, 2028                                                       $    42          $     43,120
    GNMA, 7.5s, 2027                                                         159               162,940
    GNMA, 8s, 2025 - 2027                                                    156               161,932
                                                                                          ------------
                                                                                          $    367,992
------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 1.9%
    U.S. Treasury Bonds, 6.125s, 2027                                    $   515          $    551,854
    U.S. Treasury Bonds, 9.875s, 2015                                         40                58,262
    U.S. Treasury Notes, 6.5s, 2006                                          270               286,705
    U.S. Treasury Notes, 6.625s, 2002                                         25                25,894
    U.S. Treasury Notes, 9.125s, 1999                                         75                77,273
                                                                                          ------------
                                                                                          $    999,988
------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                          $  1,367,980
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.4%
    AEP Generating, 9.82s, 2022                                          $    99          $    128,372
    Commonwealth Edison Co., 7.625s, 2007                                     40                42,521
    Connecticut Light & Power Co., 8.59s, 2003                               100               101,125
    First PV Funding Corp., 10.15s, 2016                                      10                10,652
    Long Island Lighting Co., 8.2s, 2023                                     150               167,628
    Long Island Lighting Co., 9s, 2022                                         5                 5,703
    Montana Power Co., 7.875s, 2026                                           25                28,967
    Niagara Mohawk Power Corp., 7.25s, 2002                                  200               199,864
    Niagara Mohawk Power Corp., 7.625s, 2005                                 200               200,848
    Niagara Mohawk Power Corp., 8.5s, 2023                                   110               121,718
    Seabrook Station - Unit 1, 7.83s, 2019                                    92                97,310
    Texas & New Mexico Power Co., 12.5s, 1999                                 50                51,506
    Texas Utilities Co., 6.375s, 2008                                        120               117,594
                                                                                          ------------
                                                                                          $  1,273,808
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.6%
    Coastal Corp., 6.95s, 2028                                           $    65          $     62,795
    Coastal Corp., 7.42s, 2037                                                90                94,094
    Tennessee Gas Pipeline Co., 7.625s, 2037                                  50                54,118
    Texas Gas Transmission Corp., 7.25s, 2027                                100               104,055
                                                                                          ------------
                                                                                          $    315,062
------------------------------------------------------------------------------------------------------
  Water and Sewer Utility Revenue - 0.2%
    Long Island Power Authority, New York Electric, 5.25s,
      2026                                                               $   100          $     98,561
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $  5,036,514
------------------------------------------------------------------------------------------------------

Foreign Bonds - 0.5%
  Argentina - 0.2%
    Hidroelectrica Alicura, 8.375s, 1999 (Utilities -
      Electric)##                                                        $   100          $     99,500
------------------------------------------------------------------------------------------------------
  Canada - 0.2%
    Gulf Canada, 9.25s, 2004 (Oils)                                      $    90          $     94,074
------------------------------------------------------------------------------------------------------
  South Korea - 0.1%
    Republic of Korea, 8.875s, 2008 (Government)                         $    40          $     36,178
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $    229,752
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $5,135,010)                                                 $  5,266,266
------------------------------------------------------------------------------------------------------
Convertible Bonds - 2.0%
------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.5%
    ADT Operations, Inc., 0s, 2010                                       $   160          $    269,800
------------------------------------------------------------------------------------------------------
  Telecommunications - 1.5%
    Cellular Commerce International, Inc., 6s, 2005##                    $   560          $    795,200
------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $686,481)                                       $  1,065,000
------------------------------------------------------------------------------------------------------

Rights
------------------------------------------------------------------------------------------------------
                                                                          Shares
------------------------------------------------------------------------------------------------------
    Telecomunicacoes de Sao Paulo (Utilities - Telephone)
      (Identified Cost, $0)*                                              31,676          $         25
------------------------------------------------------------------------------------------------------
Short-Term Obligations - 8.5%
------------------------------------------------------------------------------------------------------
                                                                Principal Amount
                                                                   (000 Omitted)
------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/01/98                                  $ 1,500          $  1,500,000
    Federal Home Loan Mortgage Corp., due 7/27/98                          2,000             1,992,099
    Federal National Mortgage Assn., due 7/07/98                           1,000               999,073
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $  4,491,172
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $50,461,367)                                          $ 54,295,402
Other Assets, Less Liabilities - (3.0)%                                                     (1,576,542)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $ 52,718,860
------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
----------------------------------------------------------------------------
June 30, 1998
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $50,461,367)           $54,295,402
  Cash                                                                 5,427
  Foreign currency, at value (identified cost, $778)                     770
  Receivable for Series shares sold                                1,382,330
  Receivable for investments sold                                    257,998
  Net receivable for foreign currency exchange contracts
    subject to master netting agreements                               3,081
  Interest and dividends receivable                                  203,847
  Deferred organization expenses                                       2,779
  Other assets                                                           198
                                                                 -----------
      Total assets                                               $56,151,832
                                                                 -----------
Liabilities:
  Payable for Series shares reacquired                           $   471,766
  Payable for investments purchased                                2,955,620
  Payable to affiliates -
    Management fee                                                     3,174
    Shareholder servicing agent fee                                      141
    Administrative fee                                                    60
  Accrued expenses and other liabilities                               2,211
                                                                 -----------
      Total liabilities                                          $ 3,432,972
                                                                 -----------
Net assets                                                       $52,718,860
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $45,503,194
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   3,836,049
  Accumulated undistributed net realized gain on investment
    and foreign currency transactions                              2,862,174
  Accumulated undistributed net investment income                    517,443
                                                                 -----------
      Total                                                      $52,718,860
                                                                 ===========
Shares of beneficial interest outstanding                         2,815,485
                                                                  =========

Net asset value per share
  (net assets / shares of beneficial interest outstanding)         $18.72
                                                                   ======
See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
Six Months Ended June 30, 1998
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                     $  524,825
    Interest                                                         214,586
    Foreign taxes withheld                                           (20,076)
                                                                  ----------
      Total investment income                                     $  719,335
                                                                  ----------

  Expenses -
    Management fee                                                $  147,960
    Trustees' compensation                                             1,017
    Shareholder servicing agent fee                                    6,902
    Administrative fee                                                 2,921
    Printing                                                          23,372
    Custodian fee                                                     12,356
    Auditing fees                                                      8,050
    Legal fees                                                         1,115
    Amortization of organization expenses                                919
    Miscellaneous                                                      5,121
                                                                  ----------
      Total expenses                                              $  209,733
    Fees paid indirectly                                              (1,626)
    Preliminary reduction of expenses by investment adviser          (10,826)
                                                                  ----------
      Net expenses                                                $  197,281
                                                                  ----------
        Net investment income                                     $  522,054
                                                                  ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $2,889,344
    Foreign currency transactions                                     (7,324)
                                                                  ----------
      Net realized gain on investment and foreign
        currency transactions                                     $2,882,020
                                                                  ----------
  Change in unrealized appreciation -
    Investments                                                   $  691,282
    Translation of assets and liabilities in
      foreign currencies                                               2,066
                                                                  ----------
      Net unrealized gain on investments and foreign
        currency translation                                      $  693,348
                                                                  ----------
        Net realized and unrealized gain on investments
          and foreign currency                                    $3,575,368
                                                                  ----------
          Increase in net assets from operations                  $4,097,422
                                                                  ==========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------
                                                   Six Months Ended          Year Ended
                                                      June 30, 1998   December 31, 1997
                                                        (Unaudited)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                 $   522,054         $   514,611
  Net realized gain on investment and foreign
    currency transactions                                 2,882,020           2,337,591
  Net unrealized gain on investments and foreign
    currency translation                                    693,348           2,531,459
                                                        -----------         -----------
      Increase in net assets from operations            $ 4,097,422         $ 5,383,661
                                                        -----------         -----------

Distributions declared to shareholders -
  From net investment income                            $  (517,487)        $    --
  From net realized gain on investment and foreign
    currency transactions                                (2,352,812)             --
                                                        -----------         -----------
        Total distributions declared to shareholders    $(2,870,299)        $    --
                                                        -----------         -----------
Net increase in net assets from Series share
  transactions                                          $21,344,925         $15,191,010
                                                        -----------         -----------
        Total increase in net assets                    $22,572,048         $20,574,671
                                                        -----------         -----------
Net assets:
  At beginning of period                                 30,146,812           9,572,141
                                                        -----------         -----------

  At end of period (including accumulated
    undistributed net investment income of
    $517,443 and $512,876, respectively)                $52,718,860         $30,146,812
                                                        ===========         ===========

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended December 31,
                                                 Six Months Ended         -----------------------------           Period Ended
                                                    June 30, 1998               1997               1996     December 31, 1995*
                                                      (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $17.99             $13.66             $12.57                 $10.00
                                                           ------             ------             ------                 ------
Income from investment operations# -
  Net investment income(S)                                 $ 0.24             $ 0.44             $ 0.55                 $ 0.39
  Net realized and unrealized gain on investment and
    foreign currency transactions                            1.80               3.89               1.78                   3.00
                                                           ------             ------             ------                 ------
      Total from investment operations                     $ 2.04             $ 4.33             $ 2.33                 $ 3.39
                                                           ------             ------             ------                 ------
Less distributions declared to shareholders -
  From net investment income                               $(0.24)            $ --               $(0.35)                $(0.24)
  From net realized gain on investment and foreign
    currency transactions                                   (1.07)              --                (0.88)                 (0.58)
  In excess of net realized gain on investment and
    foreign currency transactions                            --                 --                (0.01)                  --
                                                           ------             ------             ------                 ------
      Total distributions declared to shareholders         $(1.31)            $ --               $(1.24)                $(0.82)
                                                           ------             ------             ------                 ------
Net asset value - end of period                            $18.72             $17.99             $13.66                 $12.57
                                                           ======             ======             ======                 ======
Total return                                               11.57%++           31.70%             18.51%                 33.94%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                  1.00%+             1.00%              1.00%                  1.00%+
  Net investment income                                     2.65%+             2.92%              4.19%                  3.66%+
Portfolio turnover                                            60%                69%               121%                    94%
Net assets at end of period (000 omitted)                 $52,719            $30,147             $9,572                 $2,373

  * For the period from the commencement of the Series' investment operations, January 3, 1995, through December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series' expenses are calculated without reduction for fees paid indirectly.
(S) Subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
    Net investment income                                  $ 0.23             $ 0.41             $ 0.32                 $ 0.17
    Ratios (to average net assets):
      Expenses##                                            1.06%+             1.20%              2.75%                  3.08%+
      Net investment income                                 2.59%+             2.71%              2.44%                  1.62%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Utilities Series (the Series) is a non-diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 13 series:
MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1998, there were 23 shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series' files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $163,587.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    Purchases             Sales
-------------------------------------------------------------------------------
U.S. government securities                        $ 1,961,744       $ 2,735,226
                                                  ===========       ===========
Investments (non-U.S. government securities)      $39,318,023       $20,500,311
                                                  ===========       ===========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $50,461,367
                                                                   ===========
Gross unrealized appreciation                                      $ 4,863,916
Gross unrealized depreciation                                       (1,029,881)
                                                                   -----------
    Net unrealized appreciation                                    $ 3,834,035
                                                                   ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series' shares were as follows:

                                 Six Months Ended            Year Ended
                                  June 30, 1998           December 31, 1997
                               -------------------       --------------------
                               Shares        Amount      Shares        Amount
------------------------------------------------------------------------------
Shares sold                 1,893,590   $35,381,181   1,542,046   $23,966,904
Shares issued to
  shareholders in
  reinvestment of
  distributions               157,019     2,870,299       --           --
Shares reacquired            (911,189)  (16,906,555)   (566,548)   (8,775,894)
                            ---------   -----------   ---------   -----------
    Net increase            1,139,420   $21,344,925     975,498   $15,191,010
                            =========   ===========   =========   ===========

(6) Line of Credit
The Series and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the six months ended June 30, 1998, was $50.

(7) Financial Instruments
The Series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting agreements with Merrill Lynch & Co. amounted to a net receivable of $3,081 at June 30, 1998. At June 30, 1998, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                VUF-3 8/98 25.7M